SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 24, 1997
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                       JAMES RIVER CORPORATION OF VIRGINIA
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             (Exact name of registrant as specified in its charter)


                                    Virginia
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                 (State or other jurisdiction of incorporation)


                    1-7911                      54-0848173
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          (Commission File Number) (IRS Employer Identification Number)


                  120 Tredegar Street, Richmond, Virginia 23219
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:               (804) 644-5411
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

Item 5. Other Events. O

     On July 24, 1997, James River Corporation of Virginia ("James River" or the "Company") published a press release announcing the Company's results for the second quarter and six months ended June 29, 1997. The Company published its consolidated condensed balance sheets as of June 29, 1997, December 29, 1996, and June 30, 1996, its consolidated statements of operations for the quarters (13 weeks) and six months (26 weeks) ended June 29, 1997, and June 30, 1996, its consolidated statements of cash flows for the six months ended June 29, 1997, and June 30, 1996, and certain segment information for the six months ended June 29, 1997, and the year ended December 29, 1996. A copy of the press release, which includes the consolidated financial statements, is filed herewith as
Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)      99       Press release dated July 24, 1997, published by the registrant
                  -filed herewith.

                                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JAMES RIVER CORPORATION OF VIRGINIA



                                       By: /s/ Clifford A. Cutchins, IV
                                           ----------------------------------
                                               Clifford A. Cutchins, IV
                                               Senior Vice President and
                                                General Counsel



Date:    July 24, 1997